FRONTEGRA FUNDS, INC.


               SUPPLEMENT TO PROSPECTUS
                dated January 31, 2001




Frontegra Investment Grade Bond Fund

Frontegra Asset Management, Inc. ("Frontegra") has agreed to amend its expense cap agreement with the Frontegra Investment Grade Bond Fund (the "Fund") to provide that Frontegra will waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses for the Fund's first twelve months of operation do not exceed 0.30%. The Fund commenced operations February 23, 2001.

Accordingly, the information contained under "Fees and Expenses of the Funds" on Page 9 of the Prospectus is superceded with respect to the Fund as follows:

Management Fees                         0.42%
Distribution (12b-1) Fees               NONE
Other Expenses                          0.66%
                                        -----

Total Annual Fund Operating Expenses    1.08%
                                        -----

Fee Waiver/Expense Reimbursement        0.78%

Net Expenses                            0.30%
                                        -----

*Please note that "Other Expenses" have been estimated for fiscal year 2001.

In addition, the information contained under "Example" on pages 9 and 10 of the Prospectus is superceded with respect to the Fund as follows:

                                   1 Year       3 Years

Investment Grade Bond Fund         $31          $266



This Supplement should be retained with your Prospectus
                 for future reference.
   The date of this Supplement is February 23, 2001.